UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2014

TRANSGENOMIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30975
(State or other jurisdiction of incorporation)	(Commission File Number)

91-1789357
(IRS Employer Identification Number)

12325 Emmet Street Omaha, NE	68164
(Address of principal executive offices)	(Zip Code)

(402) 452-5400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

Item 8.01. Other Events.

On May 6, 2014, Transgenomic, Inc., a Delaware corporation (“Transgenomic”), issued a press release announcing that The Nasdaq Stock Market LLC approved Transgenomic’s application to have its common stock, par value $0.01 per share (“Common Stock”), listed on The Nasdaq Capital Market. The Common Stock is expected to begin trading on The Nasdaq Capital Market on Friday, May 9, 2014 under the symbol “TBIO.” The Common Stock will continue to trade on the OTCQB under the symbol “TBIO” until the market closes on Thursday, May 8, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated May 6, 2014, Announcing the Approval of the Listing of its Common Stock on The Nasdaq Capital Market

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGENOMIC, INC.

May 6, 2014	By	/s/ Mark P. Colonnese
Mark P. Colonnese Executive Vice President and Chief Financial Officer